UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021

ENOCHIAN BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century City East Suite 906 Los Angeles, CA 90067 (Address of principal executive offices)

+1(786) 888-1685

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ENOB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

 Item 1.01 Entry into a Material Definitive Agreement.

The information under Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

On March 18, 2021, Enochian Biosciences, Inc., a Delaware corporation (the “Company”) conducted a private placement offering of 867,555 shares (the “Shares”) of its common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $3.92 per share, for aggregate proceeds to the Company of $3,400,800. The private placement was completed pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (“Regulation S”).

In connection with the private placement, each investor executed a subscription agreement in the form of Exhibit 10.1 attached hereto. Each subscription agreement contains customary representations and warranties of the Company and of each investor, including that all investors purchasing Shares are not “U.S. persons” as defined by Rule 902 of Regulation S. The private placement was made directly by the Company and no underwriter or placement agent was engaged by the Company. The Company did not engage in general solicitation or advertising and did not offer securities to the public in connection with such issuances.

The foregoing description of the private placement does not purport to be complete, and is qualified in its entirety by reference to the form of subscription agreement attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The Company today issued a press release related to findings published today in the peer-reviewed American Journal of Case Reports, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information included in this Item 7.01, and in Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company undertakes no duty or obligation to update or revise information included in this Report or the Exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Form of Subscription Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOCHIAN BIOSCIENCES, INC.

By:	/s/ Luisa Puche
Name: Luisa Puche Title: Chief Financial Officer

Date: March 24, 2021

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